UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 25, 2011

MPG OFFICE TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-31717 (Commission File Number)	04-3692625 (IRS Employer Identification Number)

355 South Grand Avenue, Suite 3300 Los Angeles, California (Address of principal executive offices)	90071 (Zip Code)

(Registrant’s telephone number, including area code)
213-626-3300

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 to Current Report on Form 8-K/A is being filed to amend the Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on July 25, 2011 by MPG Office Trust, Inc. (the “Company”) to clarify the exemption from registration under which shares of the Company’s common stock will be issued.

Item 1.01	Entry into a Material Definitive Agreement.
Item 3.02	Unregistered Sales of Equity Securities.
Item 9.01	Financial Statements and Exhibits.

Signatures

Section 1 – Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement.

On July 26, 2011, the Company entered into a Letter Agreement pursuant to which the counterparties agreed to waive their entitlement to registration rights under an Exchange Agreement dated July 25, 2011. The description of this document in Item 3.02 below is incorporated by reference into this Item 1.01.

Section 3 – Securities and Trading Markets

Item 3.02	Unregistered Sales of Equity Securities.

On July 25, 2011, the Company entered into an Exchange Agreement that provided for the issuance of 1,127,597 shares of its Common Stock, par value $0.01, in exchange for 218,635 shares of its $0.01 par value, 7.625% Series A Cumulative Redeemable Preferred Stock, as disclosed in the Company’s Current Report on Form 8-K filed with the SEC on July 25, 2011. For purposes of the exchange, the exchange ratio was 5.157 shares of Common Stock for each share of Preferred Stock, with the Preferred Stock valued at $19.00 per share and the Common Stock valued at $3.684 per share, the trailing five-day average closing price prior to July 25, 2011.

Pursuant to the terms of a Letter Agreement, dated as of July 26, 2011, the counterparties to the Exchange Agreement waived their entitlement to registration rights under the Exchange Agreement, as the shares in the exchange will be issued in reliance on Section 3(a)(9) of the Securities Act of 1933, as amended, and will not constitute restricted securities upon issuance.

The foregoing summary is qualified in its entirety by reference to the full text of the Letter Agreement and the Exchange Agreement, copies of which are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated by reference herein.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired: None.

(b)	Pro forma financial information: None.

(c)	Shell company transactions: None.

(d)	Exhibits:

The following exhibits are either filed with or incorporated by reference into this Current Report on
Form 8-K/A:

		Incorporated by Reference
Exhibit No.	Exhibit Description	Form	File No.	Exhibit No.	Filing Date

99.1*	Letter Agreement, dated as of July 26, 2011

99.2	Exchange Agreement, dated as of July 25, 2011	8-K	001-31717	99.1	July 25, 2011
_________
*    Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MPG OFFICE TRUST, INC. Registrant

/s/ JONATHAN L. ABRAMS
Jonathan L. Abrams Senior Vice President and General Counsel

Dated:   As of July 26, 2011